UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2010 (March 26, 2010)

China Real Estate Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-53842	42-176914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27th Floor, Profit Plaza No.76 West HuangPu Road Guangzhou, PRC	510000
(Address of principal executive offices)	(Zip Code)

+86-203-847-0450
(Registrant’s telephone number, including area code)
None
(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01	Change in Registrant’s Certifying Accountant.

This Current Report on Form 8-K/A is being filed solely to amend the Current Report on Form 8-K filed by China Real Estate Acquisition Corp. (the “Company”) on March 17, 2010, to add as Exhibit 16.1 the letter received on March 26, 2010, from the Company’s former independent registered public accounting firm, Beijing Trust Certified Public Accountants, Co., Ltd. (“Trust CPA”), regarding the disclosure made in the original filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits: The following exhibits are filed as part of this report:

Exhibit
Number	Description
------------	---------------
* 3.1	Certificate of Incorporation
* 3.2	Bylaws
16.1	Letter to SEC from Trust CPA, dated March 26, 2010

*

FILED AS AN EXHIBIT TO THE COMPANY'S GENERAL FORM FOR REGISTRATION OF SECURITIES ON FORM 10, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 2, 2009 AND INCORPORATED HEREIN BY THIS REFERENCE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA REAL ESTATE ACQUISITION CORP.

Date: March 29, 2010	By: /s/ Chen Yu
Chen Yu
President and Director